O 020 P-1
                        SUPPLEMENT DATED DECEMBER 1, 2002
                              TO THE PROSPECTUS OF
                          FRANKLIN FLOATING RATE TRUST
                             DATED DECEMBER 1, 2002

The Prospectus is amended as follows:

1. Section C of the "Expense Summary" on page 3, is replaced with the following:

 C.Example

   Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your Common Shares after the number of years shown. These are projected amounts you would pay for each $1,000 that you invest in Common Shares.

                                          1 YEAR    3 YEARS    5 YEARS  10 YEARS
  ------------------------------------------------------------------------------
   Assuming no tender of Common Shares
   for repurchase by the Fund .........      $13        $42        $72      $159

   Assuming tender and repurchase
   of Common Shares by the Fund
   on last day of period and, for the
   one-year period, imposition of the
   Early Withdrawal Charge ............      $24

   THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

                Please keep this supplement for future reference